                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned directors and where applicable, executive officers of The Standard Products Company, an Ohio corporation, (the "Company"), for purposes of fulfilling the annual reporting requirements of the Securities and Exchange Act, as amended, and the rules and regulations promulgated thereunder, hereby constitute and appoint Donald R. Sheley, Jr. and Richard N. Jacobson, and each of them, severally, as their attorney-in-fact and agent, with full power of substitution and resubstitution, in their names and on their behalf, to sign in their capacities as such attorney-in-fact the Company's Annual Report on Form 10-K, for the fiscal year ended June 30, 1999, and any and all amendments, attachments, and addendums thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 24th day of August, 1999.

/s/ J.S. REID JR.                              /s/ MALCOLM R. MYERS
---------------------------------------------  ---------------------------------------------
James S. Reid, Jr., Chairman                   Malcolm R. Myers

/s/ James C. Baillie                           /s/ LEIGH H. PERKINS
---------------------------------------------  ---------------------------------------------
James C. Baillie                               Leigh H. Perkins

/s/ EDWARD B. BRANDON                          /s/ ALFRED M. RANKIN, JR.
---------------------------------------------  ---------------------------------------------
Edward B. Brandon                              Alfred M. Rankin, Jr.

/s/ JOHN DODDRIDGE                             /s/ ALAN E. RIEDEL
---------------------------------------------  ---------------------------------------------
John Doddridge                                 Alan E. Riedel

/s/ JOHN D. DRINKO                             /s/ RONALD L. ROUDEBUSH
---------------------------------------------  ---------------------------------------------
John D. Drinko                                 Ronald L. Roudebush
                                               (also Chief Executive Officer)

/s/ CURTIS E. MOLL                             /s/ JOHN D. SIGEL
---------------------------------------------  ---------------------------------------------
Curtis E. Moll                                 John D. Sigel

/s/ W. HAYDEN THOMPSON                         /s/ THEODORE K. ZAMPETIS
---------------------------------------------  ---------------------------------------------
W. Hayden Thompson                             Theodore K. Zampetis
                                               (also Chief Operating Officer)